© 2022 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. Quest Resource Holding Corporation (NASDAQ: QRHC) INVESTOR PRESENTATION November NATIONAL PROVIDER OF WASTE & RECYCLING SOLUTIONS 2025 Exhibit 99.1

The statements contained in this Investor Presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Investor Presentation, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, and markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "anticipates," "believes," "estimates," "expects," "intends," " targets," "contemplates," "projects," "predicts," "may," "might," "plan," "will," "would," "should," "could, "can," "potential,” “continue," "objective," or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this Investor Presentation include our belief that we turn our Clients' sustainability strategies into financial gains and competitive strength; our belief that we are poised to achieve significant margin improvement; and our growth strategy. All forward-looking statements included herein are based on information available to us as of the date hereof and speak only as of such date. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. The forward-looking statements contained in this Investor Presentation reflect our views as of the date of this Investor Presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results, performance, or achievements to differ significantly from those expressed or implied in any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, performance, or achievements. A number of factors could cause actual results to differ materially from those indicated by the forward-looking statements, including competition in the environmental services industry, the impact of the current economic environment, and other factors detailed from time to time in our reports to the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Certain information contained in this material is made available to Quest Resource Holding Corporation by third parties. Quest Resource Holding Corporation is not responsible for the content of any information made available to it by any third party. Quest Resource Holding Corporation disclaims any liability to any person for any delays, inaccuracies, errors, omissions, or defects in any such information or the transmission thereof, or for any actions taken by any person in reliance on such information or any damages arising from or relating to any use of such information. Information prepared by Quest Resource Holding Corporation that is included in this material speaks only as of the date that it was prepared. This information may be incomplete or may have become out of date. Quest Resource Holding Corporation makes no commitment and disclaims any duty, to update or revise such information. Reconciliation of U.S. GAAP to Non-GAAP Financial Measures In this Investor Presentation, non-GAAP financial measures, "Adjusted EBITDA," and “Adjusted Net Income,” are presented. From time-to-time, Quest considers and uses these supplemental measures of operating performance in order to provide an improved understanding of underlying performance trends. Quest believes it is useful to review, as applicable, both (1) GAAP measures that include (i) depreciation and amortization, (ii) interest expense, (iii) stock-based compensation expense, (iv) income tax expense, and (v) certain other adjustments, and (2) non-GAAP measures that exclude such items. Quest presents these non-GAAP measures because it considers it an important supplemental measure of Quest's performance. Quest's definition of this adjusted financial measure may differ from similarly named measures used by others. Quest believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures. (See attached tables "Reconciliation of Net Income (Loss) to Adjusted EBITDA" and “Reconciliation of Adjusted Net Income Per Share”). *Adjusted EBITDA and Adjusted Net Income are Non-GAAP terms. SEC SAFE HARBOR © 2025 Quest Resource Holding Corporation. Copying, publishing or redistributing outside of Quest is strictly prohibited.

ABOUT QUEST

National Provider of Waste & Recycling Solutions to Large Businesses

- Headquarters Dallas, Texas | NASDAQ: QRHC | Market Cap $29 MM* | TTM Revenue $261 MM**
- Solutions offering helps customers meet business efficiency, sustainability and ESG Goals
- Serving $200B+ North American waste and recycling industry
- Expertise with 130+ waste streams
- Nationwide footprint: delivers services in every zip code in the U.S.

General Recyclable	Automotive Waste	Food Waste	Regulated Waste	Construction Waste & Services
• Cardboard • Plastics • Metals • Pallets • Wood • Single Stream	• Used Motor Oil • Used Oily Water • Used Antifreeze • Oil Water Separators • Used Oil Filters • Used Air Filters • Used Absorbents • Used Aerosol Cans • Used Tires • Airbags • Used Brake Fluid • Used Gas & Diesel • Paint Waste • Used Paint Filters	• Fruits & Vegetables • Meat & Seafood • Full Goods Destructions • Recalls, Expired Products • Used Cooking Oil • Grease Traps	• All Combustible • All Corrosive • All Flammable Liquids & Solids • All Toxic • Compressed Gases • Electronic Waste • Light Bulbs • Batteries • Ballasts	• Concrete • Dry Wall • Portable Toilets • Temporary Office • Temporary Storage • Open Top Containers • Wash Basins • Trash

* As of November 10, 2025
** Trailing Twelve Months ended September 30, 2025

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Quest helps businesses excel by delivering tailored waste solutions that increase efficiencies, maximize landfill diversion, improve their bottom line and help meet their business and sustainability goals. Strategic customer relationships with low churn Clients span multiple industries including grocery, retail, automotive, restaurant, industrial, and construction Trusted by Fortune© 1000 Businesses with national footprints and complex waste streams 7-figure average deal size FOCUS ON LARGE CLIENTS WITH COMPLEX WASTE STREAMS © 2025 Quest Resource Holding Corporation. Copying, publishing or redistributing outside of Quest is strictly prohibited.

© 2025 Quest Resource Holding Corporation. Copying, publishing or redistributing outside of Quest is strictly prohibited SHIFT TO COMPLEX, DIFFERENTIATED SERVICES TO SELECT, HIGH-VALUE CLIENTS IN STRATEGIC MARKETS ~20% CAGR in GP $s from 2016 - 2024 Exited accounts with low “value add” services Compete on value add and less on price 20%+ 5-year CAGR in Rev* Organic growth with new and existing customers Disciplined M&A expanded scale and scope Improved Business Profile Entered new end markets and diversified revenue mix Focus on value added services creates longer term customer relationships BUSINESS TRANSFORMATION 2016 2017 2018 2019 2020 2021 2022 2023 2024 TTM 3Q25 Revenue 183,811 138,346 103,805 98,979 98,660 155,715 284,038 288,378 288,532 261,281 Gross Profit 14,409 15,713 16,863 18,726 19,055 28,706 48,855 50,065 49,995 44,162 Gross Margin 7.8% 11.4% 16.2% 18.9% 19.3% 18.4% 17.2% 17.4% 17.3% 16.9% Adj. EBITDA -1,482 823 2,340 3,331 4,450 10,874 16,438 16,210 14,469 8,853 Adj. EBITDA Margin -0.8% 0.6% 2.3% 3.4% 4.5% 7.0% 5.8% 5.6% 5.0% 3.4% ($,000,000) ($,000,000) * Through 4Q2024

Improving sustainability is more important than ever Growing requirements to be a good environmental, social and economic steward for the benefit all stakeholders (customers, employees, community, and shareholders) Increasing costs Landfill cost increases Gaining efficiencies by adding recycled waste streams Increasing City, State and Local regulation Tracking and reporting compliance is burdensome Non-compliance can lead to large fines Decentralized, inconsistent waste and recycling services and data reporting Extremely fragmented across numerous geographies, service providers and other variables Measuring the “E” for ESG Reporting is complicated Data must be auditable across multiple waste streams and 100s of vendors KEY PROBLEMS IN WASTE AND RECYCLING QUEST SOLVES © 2025 Quest Resource Holding Corporation. Copying, publishing or redistributing outside of Quest is strictly prohibited.

WHAT DOES QUEST DO? CLIENTS (WASTE STREAM GENERATORS) NATIONAL WASTE AND RECYCLING SERVICE PLATFORM CLIENTS RECEIVE Enhanced sustainability, reduced waste footprint Regulatory compliance, penalty avoidance and reduced risk Improved efficiencies & cost control Data and insights to drive business, sustainability & ESG decisions Services – Centralized and consistent, single invoice, quality support QUEST’S PLATFORM DELIVERS Nationwide waste and recycling services Ongoing waste stream optimization to ensure maximum savings, landfill diversion and waste commodity valuation Regulatory compliance Comprehensive data, reporting and analytics Superior customer support Manufacturing & Industrial Retail/Grocery Automotive/Transport Restaurant/Hospitality Property Management Client’s Business, Sustainability & ESG Goals 7 NATIONAL SOLUTIONS THAT ADDRESS THE FULL WASTE AND RECYCLING NEEDS FOR LARGE BUSINESSES © 2025 Quest Resource Holding Corporation. Copying, publishing or redistributing outside of Quest is strictly prohibited.

QUEST HAS INVESTED IN BUILDING A NATIONAL ASSET-LIGHT MODEL 25,000 TRUCKS 30,000 PROFESSIONALS 1,000 RECYCLING FACILITIES ROBUST VENDOR NETWORK Lower fixed and variable costs that are driven down by competitive vendor bidding Ability to grow with limited need for capital Flexible and nimble capacity to meet changing and on-demand client needs Multiple solutions for any service scenario Supports Quest’s asset- and process-agnostic approach that allows us to fully align with our client’s business and sustainability goals BENEFITS National Coverage Every zip code in the U.S. Presence in Canada Network of 3,500 vendors Managed over 1.2 million services last year Significant volume through vendor assets Leverage vendor excess capacity – lower pricing for Quest and higher asset utilization for vendors © 2025 Quest Resource Holding Corporation. Copying, publishing or redistributing outside of Quest is strictly prohibited.

DIFFERENTIATED FROM THE TWO MAJOR COMPETITIVE SEGMENTS ASSET-BASED INTEGRATED MAJORS VERTICAL INTEGRATION MODEL Economics driven by landfill utilization SERVICE RESIDENTIAL AND COMMERCIAL ACCOUNTS >50% EBITDA contribution from landfills versus other services Only 30% estimated competitive overlay to Quest’s business NATIONAL SCALE BUT LIMITED SCOPE Tied to limited disposal methods defined by asset base Cannot service all waste streams Slow to adapt to new technology FRAGMENTED PLAYERS INDEPENDENT PARTICIPANTS Single office operations Limited investment in IT Underutilized equipment Unable to scale effectively SERVICE COMMERCIAL ACCOUNTS Service smaller local or regional accounts Relationship-driven and not capability-driven sales LIMITED SCALE AND SCOPE Limited capabilities or services Specialize in only a few waste streams ASSET-LIGHT MODEL Service not tied to company-owned assets Alignment with sustainability Agnostic to disposal method Flexible resources and nimble operations SERVICE HIGH VALUE COMMERCIAL ACCOUNTS National accounts Waste stream complexity Across all zip codes NATIONAL SCALE AND SCOPE Ability to scale on demand with limited incremental investment Broad scope of managed waste streams Technology supports delivery of consistent standards of service © 2025 Quest Resource Holding Corporation. Copying, publishing or redistributing outside of Quest is strictly prohibited. 9

Comprehensive data reporting and process automation Transition to cloud completed in 2019 Central ERP system facilitates end-to-end information flow Client and vendor online portals COMPREHENSIVE CLOUD-BASED DATA PORTAL SUPPORTS ESG/SUSTAINABILITY & OPERATIONAL PERFORMANCE Meets U.S. EPA Standards Operational insights that drive efficiencies and improve cost controls Quarterly / Annual Business reviews that deliver detailed operational performance data Corporate level visibility into total business impact Verified volume/reduction numbers for use in ESG and Sustainability reporting SCALABLE TECHNOLOGY PLATFORM CLIENT PERFORMANCE © 2025 Quest Resource Holding Corporation. Copying, publishing or redistributing outside of Quest is strictly prohibited.

ESTABLISHED GROWTH PLATFORM Land and Expand Strategy Drives Organic Growth Land - Growing pipeline of new client opportunities Increased scale adds to value proposition Favorable sustainability trends and increased landfill costs create secular tailwind Growing base of highly referenceable Fortune 1000 clients Expand - Large opportunity to expand by adding services and geographies to existing customers Opportunistically pursue M&A © 2025 Quest Resource Holding Corporation. Copying, publishing or redistributing outside of Quest is strictly prohibited.

Execution Reduce risk through simple integration process; same as onboarding new clients Cost synergies from functional overlaps Support expansion to adjacent regions leveraging Quest’s vendor network Repeatable across acquisitions Ideal Acquisition Candidate Successful business built by entrepreneur who wants to reduce capital at risk and add capabilities Longstanding client relationships and track record of excellent service Favorable/long-term client contracts Support expansion to adjacent regions leveraging Quest’s vendor network Opportunity 18,000+ companies with 85% market share of $200+ billion market Many regional / local players have longstanding client relationships but are reluctant or unable to grow due to lack of infrastructure Clients are sticky and tend to stay with the acquirer as long as service levels are maintained “ADD CLIENTS TO THE QUEST PLATFORM THAT WE CAN SERVE AS WELL OR BETTER” FOCUSED M&A STRATEGY: ACQUIRE COMPANIES WITH STRONG CLIENTS & FOCUS ON SERVICE Acquisition Candidate Enables Growth at National Scale Reduces Capital Risk Adds Capabilities Client Maintain or Improve Service Access to National Footprint Reporting Capabilities Quest Gain Greater Efficiencies of Scale and Scope Operating Leverage & Improved Returns QUEST’S NATIONAL PLATFORM Comprehensive Services & Capabilities © 2025 Quest Resource Holding Corporation. Copying, publishing or redistributing outside of Quest is strictly prohibited.

SUMMARY - STABLE, SCALABLE WITH ATTRACTIVE INDUSTRY DYNAMICS AND FINANCIAL CHARACTERISTICS

1 Well-Positioned to Benefit from Structural, Long-Term Industry Tailwinds

- Waste services is a $200B+ industry: 15% asset intensive integrated haulers / landfill operators, 85% highly fragmented ~18,000 companies focused on specific regions, waste stream and industry verticals
- Recycling and other value-added waste disposal methods are growing at the expense of traditional landfills
- Landfill prices are increasing while other methods of waste disposal are increasingly more cost effective
- Industry is becoming more fragmented as more waste disposal technologies and processes come to market
- Increasing consumer awareness of and regulatory focus on ESG / sustainability issues

2 Stable Client Relationships, Broad Service Offering and Recurring, Contractual Revenue Base

- Diverse client base in multiple industries including grocery, retail, automotive, restaurant, industrial, and construction
- Differentiated by a broad, national service offering targeted to clients with multiple waste streams, regulated and non-commoditized
- Diversified across 100+ waste streams
- Reputation for client service has earned high client retention and ongoing penetration
- Loyal clients with high switching costs due to equipment changes and service risks

3 Scalable Platform Supports Current and Future Growth

- Capabilities in Procurement, 24/7/365 Client Service, and data reporting for Client ESG / Sustainability Reporting
- Management team >50 years of industry experience
- Increased scale increases operating and financial leverage across the platform
- Support for our three growth strategies…1) Grow existing clients 2) Organic growth adding new strategic clients 3) Pursue M&A

4 Attractive Financial Profile

- Gross margins more than doubled to >17% since 2016
- Variable cost of goods and SG&A gives operating flexibility and leverage
- Over $17 million improvement in Adjusted EBITDA from 2016 to 2023

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APPENDIX 14

CLIENT RESULTS

NATIONAL FLEET OPERATOR

One of the largest commercial fleets in the US needed to improve overall sustainability of their fleet of **71,000 SERVICE VEHICLES**

SOLUTION

- Quest implemented a comprehensive landfill diversion program
- Created closed loop recycling solutions
- Created an online ordering system to streamline their process

IMPACT

- **Secured $2M+ in annual savings**
- Recycled 885,000+ gallons of used motor oil, 937,000 pounds of oil filters, 342,000 scrap tires, and more than 100,000 gallons of hazardous waste per year
- Received company's Vendor Of The Year Award



MANUFACTURING

National manufacturer with **50+ plants** in the US needed to reduce cost and reduce waste footprint



SOLUTION

Managed recycling of plastics, cardboard, metal, wastewater and full good destruction programs

IMPACT

- **Created detailed custom environmental reports that save the plants' EH&S managers 2 days of work per month**
- **Doubled landfill diversion rate**
- **Secured 10%+ savings**

GROCERY STORE CHAIN



Retailer with **2,000+ STORES** needed to reduce operating cost and increase landfill diversion

SOLUTION

Implemented a food waste recycling and a meat donation program, enhanced cooking oil and grease trap recycling program

IMPACT

- **Increased landfill diversion by 40%**
- **Secured 20%+ savings**
- **Reduce CO2 emission by more than 277,000 metric tons**
- **Client recognized by EPA for sustainability achievement**

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EXPERIENCED MANAGEMENT TEAM © 2025 Quest Resource Holding Corporation. Copying, publishing or redistributing outside of Quest is strictly prohibited. Brett Johnston Chief Financial Officer and Senior Vice President Has served as Chief Financial Officer since November of 2022. Prior to Quest, Mr. Johnston, 46, spent nearly 20 years at Arcosa, Inc., most recently serving as Senior Vice President of Arcosa’s Construction Products Group and leading a 50+ member accounting, finance, and IT team. During his tenure, he led the successful implementation of new accounting and finance systems and processes within Arcosa’s fastest growing segment. In addition, Mr. Johnston played a key role in Arcosa’s M&A strategy, including contributing to target development and screening, as well as overseeing teams responsible for due diligence and integrations. Mr. Johnston holds an MBA from the University of Texas and a Bachelor of Science in Economics from Texas A&M University. Perry Moss Chief Executive Officer and President Perry brings 30-plus years of key account experience in sales and operations leadership and is well regarded as a thought leader in the waste and environmental services industry. Prior to joining Quest, Perry was Co-Founder and Chief Advisor to Rubicon Technologies, Inc. As Rubicon’s first president, he oversaw end-to-end commercial activities, successfully leading teams in achieving double-digit, year-over-year growth.  Prior to Rubicon, Perry was Executive Vice President at Oakleaf Holdings where he contributed to major account wins that helped to more than double the revenue base during his tenure. Prior to Oakleaf, Perry was director of business development at Smurfit-Stone’s Waste Reduction Services business unit, where he helped large businesses find value for recyclable materials.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA (in thousands) RECONCILIATION OF U.S. GAAP TO NON-GAAP FINANCIAL MEASURES 2021 2022 2023 2024 Revenue $ 155,715 $ 284,038 $ 288,378 $ 288,532 Net income (loss) $ 1,691 $ (6,048) $ (7,291) $ (15,063) Depreciation and amortization 2,764 9,966 9,948 10,272 Interest expense 2,495 7,281 9,729 10,312 Stock-based compensation 1,382 1,283 1,312 1,563 Acquisition, integration, and related costs 1,844 3,074 1,624 112 Impairment Loss - - - 5,511 Other adjustments 376 710 501 1,471 Income tax expense 321 173 387 291 Adjusted EBITDA $ 10,873   $ 16,439   $ 16,210   $ 14,469 Adjusted EBITDA Margin 7.0%   5.8%   5.6%   5.0% © 2025 Quest Resource Holding Corporation. Copying, publishing or redistributing outside of Quest is strictly prohibited.

RECONCILIATION OF U.S. GAAP TO NON-GAAP FINANCIAL MEASURES © 2025 Quest Resource Holding Corporation. Copying, publishing or redistributing outside of Quest is strictly prohibited 3Q24 3Q25 TTM 3Q24 TTM 3Q25 Net income (loss) $ (3,386) $ (1,349) $ (7,886) $ (23,234) Depreciation and amortization 2,613 1,498 10,176 7,302 Interest expense 2,723 2,389 10,129 9,536 Stock-based compensation 571 470 1,653 1,937 Acquisition, integration, and related costs 30 - 689 21 Loss (gain) on sale of assets - (152) - 4,339 Impairment Loss - - - 7,218 Other adjustments 261 47 1,309 1,917 Income tax expense (benefit) (278) 35 202 (184) Adjusted EBITDA $ 2,534 $ 2,938 $ 16,272 $ 8,853 Adjusted EBITDA Margin 3.5% 4.6% 5.7%   3.4% RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA (in thousands)

RECONCILIATION OF U.S. GAAP TO NON-GAAP FINANCIAL MEASURES © 2025 Quest Resource Holding Corporation. Copying, publishing or redistributing outside of Quest is strictly prohibited RECONCILIATION OF ADJUSTED NET INCOME PER SHARE (in thousands) 3Q24 3Q25 TTM 3Q24 TTM 3Q25 Net loss* $ (3,386) $ (1,349) $ (7,886) $ (23,234) Amortization of intangibles** 2,209 1,105 8,846 5,710 Acquisition, integration, and related costs** 30 - 689 21 Loss (gain) on sale of assets - (152) - 4,339 Impairment Loss - - - 7,218 Other adjustments - - 281 - Adjusted net income (loss) $ (1,147) $ (396) $ 1,930 $ (5,946) Diluted earnings per share: Net income (loss) $ (0.16) $ (0.06) $ (0.38) $ (1.11) Adjusted net income $ (0.06) $ (0.02) $ 0.08 $ (0.28) * Applicable to common stockholders ** Related to acquisitions

3481 Plano Pkwy. The Colony, TX 75056 877.321.1811 www.QuestRMG.com PERRY MOSS Chief Executive Officer BRETT JOHNSTON Chief Financial Officer © 2025 Quest Resource Holding Corporation. Copying, publishing or redistributing outside of Quest is strictly prohibited.